UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 27, 2021

Esquire Financial Holdings, Inc.
(Exact name of the registrant as specified in its charter)

Maryland	001-38131	27-5107901
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Jericho Quadrangle, Suite 100
Jericho, New York	11753
(Address of principal executive offices)	(Zip Code)

(516) 535-2002
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ESQ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 27, 2021, the stockholders of Esquire Financial Holdings, Inc. (the “Company”) approved the Company’s 2021 Equity Incentive Plan (the “Plan”), which provides for the grant of stock-based awards to officers, employees and directors of the Company and Esquire Bank. A description of the material terms of the Plan is contained in the Company’s Definitive Proxy Statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 16, 2021 (the “Proxy Statement”). The description of the Plan is qualified in its entirety by reference to the plan document attached hereto as Exhibit 10.1, which is incorporated by reference into this Item 5.02.

Item 5.07	Submission of Matters to a Vote of Securities Holders

The Annual Meeting of Stockholders of the Company was held on May 27, 2021.  The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement.  Of the 7,829,815 shares outstanding and entitled to vote, 6,676,637 shares were present at the meeting in person or by proxy.  The stockholders elected all of the nominees listed in Proposal 1 and approved Proposal 2 and Proposal 3. The final results of the stockholders’ vote are as follows:

1.	Election of directors:

For a three-year term	For	Withheld	Broker Non-Votes

Janet Hill	5,540,317	629,957	506,363

Anthony Coelho	5,839,852	330,422	506,363

Richard T. Powers	5,586,409	583,865	506,363

Andrew C. Sagliocca	5,895,501	274,773	506,363

2.	The approval of the Esquire Financial Holdings, Inc. 2021 Equity Incentive Plan:

For	Against	Abstain	Broker Non-votes

5,233,943	930,831	5,500	506,363

3.	The approval of the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021:

For	Against	Abstain	Broker Non-votes

6,652,125	23,912	600	—

Item 9.01	Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.
(b)	No pro forma financial information is required.
(c)	Not Applicable.
(d)	Exhibits.
10.1
Esquire Financial Holdings, Inc. 2021 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 16, 2021 (File No. 001-38131))

	104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ESQUIRE FINANCIAL HOLDINGS, INC.

Dated: May 28, 2021	By: /s/ Andrew C. Sagliocca
Andrew C. Sagliocca
President and Chief Executive Officer